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                                                                 EXHIBIT 99.1

                               PURCHASE AGREEMENT


          THIS AGREEMENT is made effective as of the 11th day of August, 2000, by and between InterMune Pharmaceuticals, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 1710 Gilbreth Road, Suite 301, Burlingame, California, 94010 and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

          IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

          SECTION 1. AUTHORIZATION OF SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale to the Purchaser and the Other Purchasers of 2,000,000 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), of the Company.

          SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SHARES. At the Closing (as defined in Section 3), the Company will sell to the Purchaser and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

                                    Price Per
                Number to Be         Share In           Aggregate
                 Purchased            Dollars             Price
                -----------         ----------          ----------
                                      $38.00

          The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares to them. None of the Other Purchasers shall pay a lower purchase price per Share of Common Stock than the purchase price paid by the Purchaser hereunder. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean the Prudential Vector Healthcare Group, a unit of Prudential Securities Incorporated.

          SECTION 3. DELIVERY OF THE SHARES AT THE CLOSING. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, immediately following the execution hereof or on such later date or different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or

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waived by the appropriate party. The date of the Closing is hereinafter referred to as the "Closing Date." At the Closing, the Company shall sell and issue to the Purchaser, and the Purchaser shall purchase from the Company, the number of Shares set forth in Section 2 above for an aggregate purchase price of $___________ (the "Purchase Price").

          At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereof. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the Purchase Price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with all of the Other Purchasers; and (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be conditioned upon (a) the Company having received written waivers from a sufficient number of its stockholders so that no stockholders of the Company (other than the Purchasers) shall have any right to require the Company to register the sale of any shares owned by such stockholder in the Resale Registration Statement (defined herein) to be filed on behalf of the Purchasers and (b) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the shares that they have agreed to purchase from the Company.

          SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

          4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect (as defined herein).

          4.2 AUTHORIZED CAPITAL STOCK. Except as disclosed in or contemplated by the Confidential Private Placement Memorandum dated August 4, 2000 prepared by the Company, including all Exhibits (except Exhibit D) supplements and amendments thereto (the "Private Placement Memorandum"), the Company had authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Private Placement Memorandum as of the date set

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forth therein; the issued and outstanding shares of the Company's Common
Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance in all material respects with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Except as disclosed in or contemplated by the Private Placement Memorandum and as of the date set forth under the heading "Capitalization" in the Private Placement Memorandum the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the Private Placement Memorandum accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

          4.3 ISSUANCE, SALE AND DELIVERY OF THE SHARES. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof set forth in the Private Placement Memorandum. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

          4.4 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its respective properties may be bound or affected and in each case which would reasonably be expected to have a material adverse effect on the financial condition, properties, business, prospects or results of operations of the Company (a "Material Adverse Effect") or, to the Company's knowledge, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated

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by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares. Upon their execution and delivery, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute valid and binding obligations of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

          4.5 ACCOUNTANTS. Ernst & Young LLP, who has expressed its opinion with respect to the consolidated financial statements to be included in the Resale Registration Statement (as defined below) and the Prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

          4.6 NO DEFAULTS. Except as disclosed in the Private Placement Memorandum, and except as to defaults, violations and breaches which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, the Company is not in violation or default of any provision of its certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents, except such defaults which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

          4.7. CONTRACTS. The contracts described in the Private Placement Memorandum that are material to the Company, are in full force and effect on the date hereof; and neither the Company nor, to the Company's knowledge, any other party is in breach of or default under any of such contracts which would reasonably be expected to have a Material Adverse Effect.

          4.8 NO ACTIONS. Except as disclosed in the Private Placement Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the financial condition, properties, business, prospects or results of operations of the Company (a "Material Adverse Change"); and no labor disturbance by the employees of the Company exists, to the Company's knowledge, or is imminent which might reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Private Placement Memorandum, the Company is not party to or subject to the

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provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

          4.9 PROPERTIES. The Company has good and marketable title to all the properties and assets reflected as owned by it in the consolidated financial statements included in the Private Placement Memorandum, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and intended to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Private Placement Memorandum, the Company owns or leases all such properties as are necessary to its operations as now conducted.

          4.10 NO MATERIAL CHANGE. Since March 31, 2000 and except as described in or specifically contemplated by the Private Placement Memorandum, (i) the Company has not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to have a Material Adverse Effect; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder and the sale of shares of Common Stock to the Other Purchasers and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors, or indebtedness material to the Company (other than in the ordinary course of business); and
(v) except for the operating losses and negative cash flow the Company has continued to incur, there has not been a Material Adverse Change.

          4.11 INTELLECTUAL PROPERTY. Except as disclosed in or specifically contemplated by the Private Placement Memorandum, (i) the Company owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company's business as currently conducted and as the Private Placement Memorandum indicates the Company contemplates conducting (collectively, the "Intellectual Property"); and (ii) to the Company's knowledge (for each of the following subsections (a) through (e)): (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the product indications described in the Private Placement Memorandum that would preclude the Company from conducting its business as currently conducted and as the Private Placement Memorandum indicates the Company contemplates conducting, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) there are currently no sales of any products

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that would constitute an infringement by third parties of any Intellectual
Property owned, licensed or optioned by the Company; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than claims which would not reasonably be expected to have a Material Adverse Effect.

          4.12 COMPLIANCE. The Company has not been advised, nor has reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not reasonably be expected to have a Material Adverse Effect.

          4.13 TAXES. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against it except for such failures to file, or pay or accrue or such deficiencies which would not reasonably be expected to have a Material Adverse Effect.

          4.14 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with in all material respects.

          4.15 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

          4.16 OFFERING MATERIALS. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto. The Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

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          4.17 INSURANCE. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect in all material respects.

          4.18 CONTRIBUTIONS. The Company has not at any time since its incorporation, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          4.19 ADDITIONAL INFORMATION. The information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective final dates:

               (a) the Company's initial public offering 424(b) prospectus, dated March 27, 2000;

               (b) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000;

               (c) the Company's press releases dated August 1, 2000, July 25, 2000, June 28, 2000 and June 26, 2000;

               (d) the Private Placement Memorandum, including all addenda and exhibits thereto; and

               (e) all other documents, if any, filed by the Company with the Securities and Exchange Commission since March 31, 2000 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          4.20 LEGAL OPINION. Prior to the Closing, Cooley Godward LLP, counsel to the Company, will deliver its legal opinion to the Placement Agent and the Company reasonably satisfactory to the Placement Agent, their respective counsel and the Company. Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

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          4.21 INTELLECTUAL PROPERTY OPINION. Prior to the Closing, Dehlinger
& Associates, patent counsel for the Company, will deliver its legal opinion to the Placement Agent reasonably satisfactory to the Placement Agent, the Company and their respective counsel. Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

          4.22 CERTIFICATE. At the Closing, the Company will deliver to the Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Agreement and as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

          4.23 REGISTRATION RIGHTS. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file a registration statement on behalf of the Purchaser pursuant to Section 7.1 hereof (the "Resale Registration Statement")) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act, in the Resale Registration Statement.

          SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
PURCHASER.

          (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in
Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Resale Registration Statement or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations; (iv) the Purchaser has completed or caused to be completed the Purchaser's Questionnaire attached hereto as Appendix I, for use in preparation of the Resale Registration Statement, and the answers thereto are true and correct as of the date hereof, and the Purchaser will notify the Company of any changes therein so that such information will be true and correct as of the effective date of the Resale Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied

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solely upon the Private Placement Memorandum and the documents included therein and the representations and warranties of the Company contained herein; and (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

          (b) The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

          (c) The Purchaser understands that its investment in the Shares involves a significant degree of risk and that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares.

          (d) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

          (e) The Purchaser understands that, until such time as the Resale Registration Statement has been declared effective or the Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

          (f) The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

          (g) The Purchaser hereby covenants with the Company not to make any sale of the Shares under the Resale Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied. The Purchaser may satisfy the prospectus delivery requirements by disclosing to a selling broker the existence of the requirement to sell the Shares in accordance with the Resale Registration Statement and making arrangements with such broker to deliver a current prospectus in connection with any such sale, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate Officer's Certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Resale Registration Statement, the Securities Act and any applicable state securities or blue sky laws and
(B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Resale Registration Statement until such time as an amendment to the Resale Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act, to the extent provided in the last paragraph of Section 7.1. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus, to the extent such suspension is permitted pursuant to the terms of the last paragraph of
Section 7.1.

          (h) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section
7.3 hereof may be legally unenforceable.

          SECTION 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

          SECTION 7. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

          7.1  REGISTRATION PROCEDURES AND EXPENSES.  The Company shall:

          (a) As soon as practicable, but in no event later than 15 business days following the Closing Date, prepare and file with the Commission the Resale Registration Statement on Form S-1 (which will be converted to Form S-3 as soon as the Company becomes eligible to register for resale the securities on Form S-3) relating to the sale of the Shares by the Purchaser and the Other Purchasers from time to time through the automated quotation system of the Nasdaq National Market or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

          (b) use its reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Resale Registration Statement effective within 60 days after the Resale Registration Statement is filed by the Company;

          (c) prepare and file with the Commission such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Resale Registration Statement effective until the earlier of (i) twenty-four months after the effectiveness of the Resale Registration Statement or (ii) the date on which the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

          (d) furnish to the Purchaser with respect to the Shares registered under the Resale Registration Statement (and to each underwriter, if any, of such Shares) such reasonable number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; PROVIDED, HOWEVER, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

          (e)  file documents required of the Company for normal
               Blue Sky clearance in states specified in writing by the Purchaser; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

          (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Resale Registration Statement, other than fees and expenses, if any, of more than one counsel or of any other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

          Notwithstanding any other provision of this Agreement, the Purchaser understands and agrees that there may be periods during which the Company's Board of Directors may determine, in good faith, that it is in the best interest of the Company and its stockholders to defer disclosure of non-public information until such information has reached a more advanced stage and that during such periods sales of securities under the Resale Registration Statement and/or the effectiveness of the Resale Registration Statement may be suspended or delayed. The Purchaser agrees that upon receipt of any written notice from the Company of the development of any non-public information, such Purchaser will forthwith discontinue such Purchaser's disposition of the Shares pursuant to the Resale Registration Statement until such Purchaser's receipt of a written notice from the Company that the Purchaser may thereafter effect sales pursuant to an appropriately supplemented or amended prospectus as well as a copy of such supplemented or amended prospectus. Notwithstanding the foregoing, the Company may so suspend or delay the use of the Resale Registration Statement for no more than 80 days in any single twelve-month period. If the Company shall give any such written notice, the applicable time period during which the Resale Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice to discontinue use to and including the date when each seller of a Share covered by the Resale Registration Statement shall have received the copies of the appropriate supplemented or amended prospectus.

          7.2 TRANSFER OF SHARES AFTER REGISTRATION. The Purchaser agrees that it will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Resale Registration Statement or as otherwise permitted under the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Resale Registration Statement regarding the Purchaser or its plan of distribution.

          7.3 INDEMNIFICATION. For the purpose of this Section 7.3:

          (i) the term "Purchaser/Affiliate" shall mean any affiliates of the Purchaser any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any underwriter of the Purchaser in connection with the sale of the Shares; and

          (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Resale Registration Statement referred to in
               Section 7.1.

          (a) The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or such Purchaser/Affiliates may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Resale Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Resale Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Resale Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Resale Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in any material respect in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform in all material respects its obligations hereunder or under law, and will reimburse the Purchaser and each Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Resale Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5(g) or 7.2 hereof respecting the sale of the Shares, or (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

          (b) Each Purchaser will individually, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Resale

Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(g) or 7.2 hereof respecting the sale of the Shares or
(ii) the inaccuracy of any representation made by such Purchaser herein or
(iii) any untrue or alleged untrue statement of any material fact contained in the Resale Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Resale Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Resale Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

          (c) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 or to the extent it is not materially prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any such action include both the indemnified party and the indemnifying party, based upon the advice of such indemnified party's counsel, and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

          (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Common Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Resale Registration Statement bears to the difference (the "Difference") between the amount the Purchaser paid for the Shares that were sold pursuant to the Resale Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); PROVIDED, HOWEVER, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph (d). Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute in respect of indemnification or contribution any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser's obligations to contribute pursuant to this Section 7.3 are individual and not joint.

          (e) Notwithstanding the foregoing, under no circumstances shall any indemnification payment to be made by any Purchaser pursuant to Section 7.3(b) exceed the amount of net proceeds paid to the Company by such Purchaser for Shares sold pursuant to this Offering.

          7.4 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Resale Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          7.5 INFORMATION AVAILABLE. So long as the Resale Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

          (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of the Purchaser, its Annual Report on Form 10-K,
               (iii) upon the request of the Purchaser, its Quarterly Reports on Form 10-Q, (iv) upon the request of the Purchaser, its Current Reports on Form 8-K, and (v) a full copy of the particular Resale Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

          (b) upon the request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 7.5; and

          (c) upon the request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Resale Registration Statement covering the Shares and will otherwise cooperate with the Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters, subject to appropriate confidentiality limitations.

          7.6 LISTING. The Company shall use its best efforts to obtain and, so long as the Purchaser owns any of the Shares, maintain the listing and trading of its Common Stock on the Nasdaq National Market and shall comply in all respect with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. and such exchange, as applicable.

          SECTION 8. BROKER'S FEE. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

          SECTION 9. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

          (a)  if to the Company, to:

                    InterMune Pharmaceuticals, Inc.
                    1710 Gilbreth Road, Suite 301
                    Burlingame, California 94010
                    Attention: General Counsel
                    Facsimile: (650) 259-0774

                with a copy to:

                    Cooley Godward LLP
                    Five Palo Alto Square
                    3000 El Camino Real
                    Palo Alto, California 94306
                    Attention: Robert Jones and Laura Berezin
                    Facsimile: (650) 849-7400

                    or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

          (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

          SECTION 10. PUBLIC STATEMENTS. The Company shall not issue any public statement or press release, or otherwise disclose in any manner the identity of the Purchaser or that the Purchaser has purchased the Shares without the prior written consent of the Purchaser; PROVIDED, HOWEVER, that the Company may disclose such information in the Resale Registration Statement.

          SECTION 11. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

          SECTION 12. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          SECTION 13. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          SECTION 14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

          SECTION 15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

          SECTION 16. ENTIRE AGREEMENT. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

          SECTION 17. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                              INTERMUNE PHARMACEUTICALS, INC.



                              By:_________________________________
                                   Name: W. Scott Harkonen
                                   Title: President and Chief Executive Officer


Print or Type:
                              Name of Purchaser
                              (Individual or Institution):

                              ---------------------------------

                              Name of Individual representing
                              Purchaser (if an Institution):

                              ---------------------------------

                              Title of Individual representing
                              Purchaser (if an Institution):

                              ---------------------------------


Signature by:
                              Individual Purchaser or Individual
                              representing Purchaser:

                              ---------------------------------

                              Address:      ___________________________

                              Telephone:    ___________________________

                              Facsimile:    ___________________________

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER
                     ---------------------------------------
                   (to be read in conjunction with the entire
                               Purchase Agreement)


A.       Complete the following items on BOTH Purchase Agreements:

         1.       Page 18 - Signature:

                  (i)      Name of Purchaser (Individual or Institution)

                  (ii) Name of Individual representing Purchaser (if an Institution)

                  (iii) Title of Individual representing Purchaser (if an Institution)

                  (iv) Signature of Individual Purchaser or Individual representing Purchaser

         2.       Appendix I - Stock Certificate Questionnaire:

                  Provide the information requested by the Stock Certificate Questionnaire.

         3. Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to:

                           Prudential Vector Healthcare Group
                           1751 Lake Cook Road, Suite 350
                           Deerfield, Illinois  60015
                           Attention:  Robert Harrod

B. Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C. Upon the resale of the Shares by the Purchasers after the Resale Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

                  (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

                  (ii) must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

                                                                     Appendix I
                                                                   (one of two)

INTERMUNE PHARMACEUTICALS, INC.

STOCK CERTIFICATE QUESTIONNAIRE
-------------------------------

         Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.         The exact name that your Shares are to be
           registered in (this is the name that will
           appear on your stock certificate(s)). You
           may use a nominee name if appropriate:       _______________________

2.         The relationship between the Purchaser of
           the Shares and the Registered Holder listed
           in response to item 1 above:                 _______________________

3.         The mailing address of the Registered Holder
           listed in response to item 1 above:          _______________________

                                                        _______________________

                                                        _______________________

                                                        _______________________


4.         The Social Security Number or Tax Identification
           Number of the Registered Holder listed in
           response to item 1 above:                    _______________________

                                                                 Appendix I
                                                                 (two of two)


                         INTERMUNE PHARMACEUTICALS, INC.

                            PURCHASER'S QUESTIONNAIRE
                            -------------------------

                  In connection with the preparation of the Resale Registration Statement, please provide us with the following information:

                  1. Pursuant to the "Selling Shareholder" section of the Resale Registration Statement, please state your or your organization's name exactly as it should appear in the Resale Registration Statement:

                  2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

                  3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?


                           _____ Yes         _____ No

                  If yes, please indicate the nature of any such relationships below:

              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------

                  4. Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

         Answer:  [   ] Yes    [   ] No     If "yes," please describe below

              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------


       NASD MEMBER. The term "NASD member" means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. ("NASD"). (NASD Manual, By-laws Article I, Definitions)

       CONTROL. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

       PERSON ASSOCIATED WITH A MEMBER OF THE NASD. The term "person associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly OR INDIRECTLY controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

       UNDERWRITER OR A RELATED PERSON. The term "underwriter or a related person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

                                                                 APPENDIX II

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE
                   ------------------------------------------

       The undersigned, [an officer of, or other person duly authorized by]

          -------------------------------------------------------------

               [fill in official name of individual or institution]

hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on _______ in accordance with

                      [date]

Resale Registration Statement number _____________________________________
                                      [fill in the number of or otherwise

_______________________________________ and the requirement of delivering a identify Resale Registration Statement]

current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

          Name of Purchaser
            (Individual or Institution):               ______________________

          Name of Individual Representing
           Purchaser (if an Institution):              ______________________

          Title of Individual Representing
           Purchaser (if an Institution):              ______________________

Signature by:

          Individual Purchaser or Individual
           Representing Purchaser:                     ______________________